BLACKROCK BOND FUND, INC.

BlackRock Total Return Fund

Investor A1, Investor B1, Investor C1 and Investor C2 Shares

(the “Fund”)

Supplement dated October 27, 2014 to the Prospectus dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed voluntarily to cap certain expenses of Investor A1, Investor B1, Investor C1 and Investor C2 Shares of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s total annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit. Accordingly, the Fund’s Prospectus is amended as follows:

The section of the Prospectus entitled “Management of the Fund – BlackRock” is revised to add the following disclosure:

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown below. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Fund’s Investor A1, Investor B1, Investor C1 and Investor C2 Shares, BlackRock has agreed to voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Voluntary Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)[1]
Investor A1 Shares	0.60%
Investor B1 Shares	1.04%
Investor C1 Shares	1.37%
Investor C2 Shares	1.04%

*	As a percentage of average daily net assets.
[1]	Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRO-10046PRI-1014SUP